Exhibit 32.1

Certifications Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. Section 1350)

In connection with the Quarterly Report of ARC Group, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended September 30, 2018, as filed with the Securities and Exchange Commission (the “report”), I, Richard W. Akam, Chief Executive Officer of the Company, and I, Seenu G. Kasturi, Chief Financial Officer of the Company, do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to my knowledge:

(1)	the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 16, 2018	/s/ Richard W. Akam
Richard W. Akam
Chief Executive Officer
(Principal Executive Officer)

Dated: November 16, 2018	/s/ Seenu G. Kasturi
Seenu G. Kasturi
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)